Exhibit 10.2

UNITED STATES BANKRUPTCY COURT
MIDDLE DISTRICT OF FLORIDA
TAMPA DIVISION

In re:		Chapter 11

BIOVEST INTERNATIONAL, INC.,		Case No. 8:13-bk-02892-KRM

Debtor.
/

NOTICE OF EFFECTIVE DATE OF
FIRST AMENDED PLAN OF REORGANIZATION OF
BIOVEST INTERNATIONAL, INC. UNDER CHAPTER 11 OF TITLE 11,
UNITED STATES CODE DATED AS OF APRIL 18, 2013, AS MODIFIED

Biovest International, Inc., as debtor and debtor in possession (hereinafter referred to as the “Debtor”), by and through its undersigned attorneys, hereby states as follows (the “Notice”):

1.
On June 28, 2013, the Court entered its Order Confirming First Amended Plan of Reorganization of Biovest International, Inc. Under Chapter 11 of Title 11, United States Code Dated as of April 18, 2013, as Modified, Pursuant to 11 U.S.C. § 1129 [Doc. No. 393].

2.
Each of the conditions set forth in Article 10.2 of the First Amended Plan of Reorganization of Biovest International, Inc. Under Chapter 11 of Title 11, United States Code dated as of April 18, 2013, as modified (the “Plan”), has been satisfied or waived by the Debtor, Corps Real, LLC and the Laurus/Valens Entities.

3.	Pursuant to Article 10.3 of the Plan, the Debtor hereby designates July 9, 2013 as the Effective Date of the Plan.

4.
Upon the filing of this Notice with the Court, (a) this Court’s Order Granting Debtor’s Emergency Motion for Entry of an Order (I) Approving the Sale of, and Bidding Procedures in Connection with the Sale of, Substantially All of the Assets of the Debtor or the Rights under the Debtor’s Amended Plan of Reorganization, (II)  Establishing  Procedures  for  the  Assumption and/or Assignment by the Debtor of Certain Executory Contracts and Unexpired Leases, (III) Approving Initial Overbid Amount and Subsequent Overbid Amounts, (IV) Approving Form and Manner of Notice of the Sale and Bidding Procedures, and (V) Setting Objection Deadlines dated June 27, 2013[Doc. No. 387] shall be of no further force and effect, and (b) the Asset Purchase Agreement, dated as of April 17, 2013, by and between the Debtor, as seller, and Corps Real, LLC and LV Administrative Services, Inc., as purchaser, shall be deemed terminated.

5.	Capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Plan.

Dated: July 9, 2013

/s/ Charles A. Postler
Charles A. Postler (Florida Bar No. 455318) Daniel R. Fogarty (Florida Bar No. 0017532) Stichter, Riedel, Blain & Prosser, P.A. 110 East Madison Street, Suite 200 Tampa, Florida 33602
Telephone: (813) 229-0144 Facsimile: (813) 229-1811
cpostler@srbp.com
dfogarty@srbp.com
Attorneys for Debtor

CERTIFICATE OF SERVICE

I HEREBY CERTIFY that a true and correct copy of the foregoing Notice of Effective Date of First Amended Plan of Reorganization of Biovest International, Inc. Under Chapter 11 of Title 11, United States Code Dated as of April 18, 2013, as Modified has been furnished on this 9th day of July, 2013, (i) by CM/ECF Transmission to the United States Trustee, 501 East Polk Street, Suite 1200, Tampa, Florida 33602, and (ii) by U.S. Mail or CM/ECF Transmission to all parties set forth on the Local Rule 1007(d) Parties in Interest List for this case attached hereto.

/s/ Charles A. Postler
Charles A. Postler

Label Matrix for local noticing 113A-8 Case 8:13-bk-02892-KRM Middle District of Florida Tampa Tue Jul 9 16:00:57 EDT 2013	Biovest International, Inc. 300 S Hyde Park Avenue Suite 210 Tampa, FL 33606-4125	Randall R Rainer, Esq Court Plaza North 25 Main Street PO Box 800 Hackensack, NJ 07602-0800

Gilbert Weisman Becket & Lee LLP POB 3001 Malvern, PA 19355-0701	ASM CAPITAL ADVISORS, LLC c/o Michael C. Markham Johnson Pope Bokor Ruppel & Burns 911 Chestnut Street Clearwater, FL 33756-5643	Accentia Biopharmaceuticals, Inc. c/o W Gregory Golson, Esq 1724 E 5th Ave Tampa, FL 33605-5116

Alphagraphics Tampa 4209 W. Kennedy Blvd. Tampa, FL 33609-2230	American Express Bank FSB c/o Becket and Lee LLP PO Box 3001 Malvern PA 19355-0701	Atlas Biologicals, Inc. 2649 E. Mulberry St. #A-3 Fort Collins, CO 80524-3673

Calliope Corporation c/o Randall R. Ranier, Esq One Gateway Center, 9th Fl Newark, NJ 07102-5321	Calliope Corporation and Laurus Master Fund, Ltd c/o Randall R Ranier, Esq PO Box 800 Hackensack, NJ 07602-0800	Corps Real, LLC c/o John D Emmanuel, Esq PO Box 1438 Tampa, FL 33601-1438

Corps Real, LLC c/o Scott Underwood, Esq PO Box 1438 Tampa, FL 33601-1438	Donald Ferguson Land Dynamics, Inc. 7800 Forsyth Blvd, #800 St. Louis, MO 63105-3311 Attn: Gary W Wesloslo, CPA	GE Measurement & Control c/o Glenn M Reisman, Esq Two Corporate Dr, Ste 234 Shelton, CT 06484-6213

JMS c/o Dennis LeVine & Associates, P.A. PO Box 707 Tampa, FL 33601-0707	JMS Holdings, LLC c/o Kevin D Hofman, Esq 33 South Sixth St, Ste 3900 Minneapolis, MN 55402-3706	McKesson Medical-Surgical 8741 Landmark Road Richmond, VA 23228-2800

On Assignment/Lab Support Attn: Ellen McNichol 26745 Malibu Hills Rd Calabassas, CA 91301-5355	PSource Structured Debt Limited c/o Leyza F. Blanco, Esq. GrayRobinson, P.A. 1221 Brickell Avenue, Suite 1600 Miami, FL 33131-3247	Securities and Exchange Commission Office of Reorganization c/o Susan R Sherrill-Beard, Esq 950 East Paces Rd, N.E., Suite 900 Atlanta, GA 30326-1382

Spruce LLC PO Box 9173 Saint Louis, MO 63117-0173 Attn: David Glarner	Spruce, LLC David Glarner 1701 Macklind Ave St Louis, MO 63110-2007	The Lee Company 8600 W. Bryn Manor Ave. Chicago, IL 60631-4612

Vernay Laboratories 120 E. South College St Yellow Springs, OH 45387-1623	Whitebox Multi-Strategy Partners, LP 3033 Excelsior Blvd. Minneapolis, MN 55416-4688 Attn: Joshua D Ryan, CFA	Paul J Battista + Genovese Joblove & Battista PA 100 Southeast 2nd Street 44th Floor Miami, FL 33131-2100

David E Hicks + Dennis LeVine & Associates, PA PO Box 707 Tampa, FL 33601-0707	Michael C Markham + Johnson Pope Bokor Ruppel & Burns LLP Post Office Box 1368 Clearwater, FL 33757-1368	Roberta A Colton + PO Box 1102 Tampa, FL 33601-1102

John D Emmanuel + Fowler, White, Boggs, Banker PO Box 1438 Tampa, FL 33601-1438	W Gregory Golson + Golson Legal, P.A. 1724 East 5th Avenue Tampa, FL 33605-5116	Charles A. Postler + Stichter, Riedel, Blain & Prosser 110 E Madison Street, Suite 200 Tampa, FL 33602-4718

Lori V Vaughan + Trenam Kemker 101 E. Kennedy Boulevard Suite 2700 Tampa, FL 33602-5170	Susan R Sherrill-Beard + U S Securities & Exchange Commission 950 East Paces Ferry Road, N.E. Suite 900 Atlanta, GA 30326-1382	Denise E Barnett + United States Trustee 501 East Polk Street Suite 1200 Tampa, FL 33602-3945

Dennis J. LeVine + Dennis LeVine & Associates Post Office Box 707 Tampa, FL 33601-0707	Amy Denton Harris + Stichter Riedel Blain & Prosser PA 110 B Madison Street Suite 200 Tampa, FL 33602-4718	Leyza F Blanco + GrayRobinson 1221 Brickell Avenue Suite 1650 Miami, FL 33131-3259

Gilbert Barnett Weisman + Becket & Lee LLP 16 General Warren Blvd P O Box 3001 Malvern, PA 19355-0701	Stephen R Leslie + Stichter, Riedel, Blain & Prosser 110 East Madison Street, Suite 200 Tampa, FL 33602-4718	Heather L Harmon + Genovese Joblove & Battista 100 SE 2nd Street 44th Floor Miami, FL 33131-2118

Daniel R. Fogarty + Stichter, Riedel, Blain & Prosser, PA 110 East Madison Street, Suite 200 Tampa, FL 33602-4718	Scott A Underwood + Fowler White Boggs PA PO Box 1438 Tampa, FL 33601-1438	Ronald E Osman + Ronald E Osman & Associates Ltd Post Office Box 939 1602 West Kimmel Street Marion, IL 62959-1003

Linda Jing Zhou + Fowler White Boggs, P.A. PO Box 1438 Tampa, FL 33601-1438	Kevin D Hofman + Halleland Habicht, P.A. 33 South Sixth Street, Suite 3900 Minneapolis, MN 55402-3706	Note: Entries with a '+' at the end of the name have an email address on file in CMECF

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